F.N.B. Corporation Announces Agreement to Acquire Metro Bancorp, Inc. August 4, 2015 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information
This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act, relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation and Metro Bancorp, Inc.
Forward-looking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”,
“should”, “project”, “goal”, and other similar words and expressions.  These forward-looking statements involve certain risks and uncertainties. In addition to factors previously disclosed in F.N.B. Corporation
and Metro Bancorp, Inc. reports filed with the SEC and those identified elsewhere in this filing, the following factors
among
others,
could
cause
actual
results
to
differ
materially
from
forward-looking
statements
or
historical
performance:
ability
to
obtain
regulatory
approvals in a timely manner and without significant expense or other burdens; meet other closing conditions to the Merger, including approval by F.N.B.
Corporation and Metro Bancorp, Inc. shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the
F.N.B. Corporation and Metro Bancorp, Inc. businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of F.N.B. Corporation products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes,
capital
management
activities,
and
other
actions
of
the
Federal
Reserve
Board
and
legislative
and
regulatory
actions
and
reforms.
F.N.B.
Corporation and Metro Bancorp, Inc. undertake no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation.
ADDITIONAL
INFORMATION
ABOUT
THE
MERGER
F.N.B. Corporation and Metro Bancorp, Inc. will file a joint proxy statement/prospectus and other relevant documents with the SEC in connection with the merger.
THE RESPECTIVE SHAREHOLDERS OF AND F.N.B. CORPORATION AND METRO BANCORP, INC. ARE ADVISED TO READ THE JOINT PROXY
STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY
AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
The proxy statements/prospectuses and other relevant materials (when they become available), and any other documents F.N.B. Corporation and Metro
Bancorp,
Inc.
have
filed
with
the
SEC,
may
be
obtained
free
of
charge
at
the
SEC's
website
at
www.sec.gov.
In
addition,
investors
and
security
holders
may
obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, Chief Legal Officer,  F.N.B. Corporation, One F.N.B.
Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and free copies of the documents Metro Bancorp, Inc. has filed with the SEC by contacting
Investor Relations (Sherry Richart), Metro Bancorp, Inc., 3801 Paxton Street, Harrisburg, PA 17111, telephone: (717) 412-6301.
F.N.B. Corporation and Metro Bancorp, Inc. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of F.N.B. Corporation and Metro Bancorp, Inc. in connection with the proposed merger. Information concerning such participants' ownership of F.N.B. Corporation and Metro Bancorp, Inc. common shares will be set forth in the joint proxy statements/prospectuses relating to the merger when they become available. This communication does not constitute an offer of any securities for sale.

Transaction Rationale

Source: SNL Financial, Hoover’s. (1) Based on assets and market capitalization on a pro forma basis. (2) Based on FDIC deposit data as of 6/30/2014. Pro forma for announced acquisition of BoA
branches. Custodian banks were excluded from the rankings. (3) Data includes Metro’s markets (Harrisburg, York, Lancaster, Reading, and Lebanon MSAs).
(4) Assets and core net income pro forma for LTM 6/30/2015. Core net income represents net income available to common shareholders. Excludes realized gain on securities, amortization of intangibles, goodwill impairment and nonrecurring items. (5) Based on 6/30/2015 GAAP data. (6) Excluding one-time costs.
Strategically
Compelling
FNB
will
become
the
largest
regional
bank
and
second
largest
bank
based
in
Pennsylvania
(1)
Overall
Pennsylvania
market
share
increases
to
#5
with
nearly
$12
billion
in
deposits
(2)
FNB obtains immediate scale and #3 market share in the Harrisburg MSA with $1.4 billion in deposits
(2)
Attractive demographics with significant retail and commercial opportunities
Access to 45 thousand businesses and population of over 2 million with median household
income
of
~$58
thousand
(3)
Significant operating scale and leveraging of FNB's risk management infrastructure
Pro
Forma
total
assets
of
~$20
billion
and
core
net
income
of
~$180
million
(4)
Complementary
balance
sheet
and
attractive
funding
profile
with
24%
demand
deposits
(5)
Financially
Attractive
Accretive
to
GAAP
EPS
by
~4%
($0.04)
and
cash
EPS
by
~6%
($0.06)
in
first
full
year
(6)
~3%
dilution
to
tangible
book
value
($0.18
per
share)
with
earnback
of
just
under
5
years
using
the
crossover
method
and
less
than
a
5
month
earnback
on
a
pro
forma
earnings
basis
Greater than 20% internal rate of return
Low
Risk
Comprehensive due diligence review and conservative credit mark
Experienced acquirer and proven market expansion model

Overview of Metro Bancorp, Inc.

Source: SNL Financial, public filings. (1) As of 6/30/2015.
Founded in 1985 and headquartered in Harrisburg, Pennsylvania
Formerly Pennsylvania Commerce Bank and was operated as a franchisee or sister company to
Commerce Bancorp, Inc. (acquired by TD in 2008)
Rebranded to its current name and became independent from Commerce in 2009
Strong customer service orientation and sales culture
Strong retail franchise with modern branches in prime locations
32 branches in Harrisburg, York, Lancaster, Reading, and Lebanon MSAs
Average
of
$74
million
in
deposits
per
branch
(1)

0.71%
0.75%
1.05%
1.19%
1.23%
1.36%
1.53%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2Q15
(2)
(3)
Overview of Metro Bancorp, Inc. (cont.)
Source: SNL Financial, public filings. (1) Excludes gain on realized gain on securities and nonrecurring items. (2) Adjusted to exclude one-time increase in consulting fees related to Bank Secrecy Act (BSA) and Office of Foreign Assets Control (OFAC) compliance. (3) Excludes one-time charges due to an accelerated stock-based compensation expense due to the
immediate
vesting
of
all
outstanding
employee
stock
options
triggered
by
a
provision
in
the
Company's
Employee
Stock
Option
and
Restricted
Stock
Plan
and
charges
related
to Metro’s cost savings initiatives.
5
Core Pre-Provision Net Revenue
(1)
/ Avg. Assets
Deposits
CAGR:
6.7%
Yield:
5.41%
5.36%
5.29%
5.13%
4.80%
4.58%
4.49%
$1,456
$1,398
$1,446
$1,544
$1,757
$2,004
$2,076
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2Q15
CAGR:
5.0%
Cost:
1.02%
0.72%
0.59%
0.37%
0.29%
0.27%
0.26%
$1,815
$1,832
$2,072
$2,231
$2,240
$2,381
$2,369
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2Q15
CAGR:
6.3%
$2,148
$2,234
$2,421
$2,635
$2,781
$2,998
$3,001
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2Q15
Assets
Loans

Lehigh
Juniata
Perry
Dauphin
Lebanon
Berks
Montgomery
Cumberland
Chester
Franklin
Adams
Delaware

FNB Corporation

Pro Forma Franchise
Pro Forma Branch Franchise
Harrisburg Deposit Market Share
6
Pennsylvania Deposit Market Share
Cleveland
Northwest
Pittsburgh
Central
Capital
Baltimore
Rank
Company
2014
Branches
Deposits
($mm)
Market
Share
1
M&T
28
$2,138
17.8%
2
PNC
24
1,862
15.5
3
Combined
18
1,428
11.9
3
Metro
15
1,323
11.0
4
Wells Fargo
10
1,163
9.7
5
Orrstown
14
675
5.6
6
BB&T
16
661
5.5
7
Fulton
12
625
5.2
8
Mid Penn
13
569
4.8
9
S&T
4
522
4.4
10
Citizens
11
502
4.2
17
FNB
3
105
0.9
Rank
Company
2014
Branches
Deposits
($mm)
Market
Share
1
PNC
453
$75,327
23.7%
2
Wells Fargo
281
32,644
10.3
3
Citizens
360
23,913
7.5
4
TD Bank
97
12,042
3.8
5
Combined
258
11,518
3.6
5
M&T
196
10,689
3.4
6
FNB
226
9,321
2.9
7
BB&T
178
9,106
2.9
8
Banco Santander
159
8,732
2.8
9
Fulton
127
7,747
2.4
10
Bank of America
68
7,220
2.3
21
Metro
32
2,197
0.7
METR (32 branches)
FNB
(1)
(2)
(2)
Source: SNL Financial.  (1) Shaded areas represent FNB’s six regional market areas. (2) Branch deposit data as of 6/30/2014. Pro forma for announced acquisition of BoA branches.
Custodian banks were excluded from the rankings.

Central Pennsylvania Opportunity
Source: SNL Financial, Hoover’s. (1) Includes Baltimore MSA and Montgomery County. (2) Includes Harrisburg, York, Lancaster, Reading, and Lebanon MSAs.
(3) Includes counties outside of Pittsburgh MSA, Baltimore Region, Cleveland MSA, and Central Pennsylvania.
Number of Businesses (000s)
Population (000s)
2015 Median HHI
2015-2020E Population Growth
7
59.5
93.4
51.4
45.0
Pittsburgh
MSA
Baltimore
Region
Cleveland
MSA
Central
Pennsylvania
(1)
(2)
2,361
3,833
2,061
2,087
4,475
Pittsburgh
MSA
Baltimore
Region
Cleveland
MSA
Central
Pennsylvania
All Other
FNB Counties
(1)
(2)
(3)
$53,296
$76,933
$48,286
$57,578
$46,569
$53,706
Pittsburgh
MSA
Baltimore
Region
Cleveland
MSA
Central
Pennsylvania
All Other
FNB Counties
National
(1)
(2)
(3)
0.4%
4.0%
(0.3%)
1.8%
(0.9%)
3.5%
Pittsburgh
MSA
Baltimore
Region
Cleveland
MSA
Central
Pennsylvania
All Other
FNB Counties
National
(1)
(2)
(3)

Complementary Balance Sheet
Source:
SNL
Financial,
Company
data.
Based
on
6/30/2015
GAAP
data.
(1)
Includes
commercial
tax-exempt
and
owner
occupied
real
estate.
(2)
Includes
brokered
and
time deposits. (3) Includes municipal and school district deposits. (4) Calculated as loans held for investment / total deposits and customer repurchase agreements.
Deposits
8
Total loans of
$2,076
million
Large portion of commercial loans at 46%
(1)
Loan yield of 4.49%
Total deposits of $2,369
million
Strong retail franchise
Attractive deposit base with granular consumer deposits and
demand deposits at 24%
Low cost of deposits at 0.26%
Complementary balance sheet with loan to deposit ratio of
87% compared to FNB at 92%
(4)
(1)
(2)
(3)
(3)
(3)
Noninterest
Bearing
24%
Interest
Checking &
Money Market
42%
Savings
21%
Municipal
Time
7%
Time
6%
Commercial
46%
Commercial
Real Estate
30%
Commercial
Construction
and Land
Development
7%
Residential
6%
Consumer
11%
Loans

FNB Acquisitions Position the Company for Long-term Sustainable Organic Growth

2005 Total Assets: $5.6 bn
Pro Forma 2015 Total Assets: $19.6 bn
12 Acquisitions since 2005
$11.7 billion in total assets
$5.6
$6.0
$6.1
$8.4
$8.7
$9.0
$9.8
$12.0
$13.6
$16.1
$19.6
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
NSD
Bancorp
Assets:
$0.5 bn
Legacy
Bank
Assets:
$0.4 bn
Iron &
Glass
Bancorp
Assets:
$0.3 bn
CB &T
Assets:
$0.6 bn
Annapolis
Bancorp
Assets:
$0.4 bn
Parkvale
Assets:
$1.8 bn
BCSB
Assets:
$0.6 bn
OBA
Assets:
$0.4 bn
North East
Assets:
$0.1 bn
Omega
Assets:
$1.8 bn
Parkview
Assets:
$0.8 bn
Metro
Bancorp,
Inc.
Assets:
$3.0 bn
Acquisition
History
–
Total
Assets
(in $ billions)
Source: SNL Financial, Company data.

Transaction Overview
Consideration
$32.72
per
Metro
Bancorp,
Inc.
share
(1)
Fixed 2.373x exchange ratio
100% stock
Deal Value
Approximately
$474
million
(1)
Gross Credit Mark
4.9% (credit diligence covered over 80% of commercial portfolio)
Detailed Due Diligence
Completed
Required Approvals
Customary regulatory
F.N.B. Corp. and Metro Bancorp, Inc. shareholders
Expected Closing
Q1 2016
Key Assumptions
Cost savings estimated at 40% of Metro’s non-interest expense base
One-time transaction expenses of approximately $49.5 million pre-tax
Full impact of Durbin on Metro’s earnings modeled
2.00% core deposit intangible amortized over 10 years
Board Seats
FNB will appoint one of Metro’s current directors to FNB’s Board of Directors
(1) Based on FNB’s closing stock price as of August 3, 2015.

Comprehensive Due Diligence

FNB / METR
(1)
BBT / SUSQ
(2)
Nationwide
Transactions
(3)
(1)
Data
as
of
6/30/2015.
(2)
In-market
Central
Pennsylvania
transaction.
(3)
Median
values
for
deals
since
2013
with
target
assets
between
$2
and
$20
billion
with
stated
credit
marks.
Reviewed over 80% of commercial loans
Gross Credit Mark
% of Loans
4.9%
4.5%
3.0%
Multiple of:
NPAs
1.9x
3.8x
1.5x
LLR
3.9x
4.4x
2.0x

Financial and Capital Impact
(1) Excluding one-time costs. (2) FNB and METR capital ratios as of 6/30/2015. (3) FNB / METR pro forma capital ratios at close. (4) Well-capitalized requirements in accordance with Basel III standards for the period ended June 30, 2015.
12
Financial Impact
Holdco Capital Impact
TCE / TA
6.93%
8.86%
6.74%
-
Tier 1 Common
9.61
11.82
9.02
6.50%
Tier 1 Capital
10.61
11.86
9.81
8.00
Total Capital
12.20
13.02
11.40
10.00
FNB
(2)
METR
(2)
FNB / METR
(3)
Accretive to GAAP EPS by ~4% ($0.04) and cash EPS by ~6% ($0.06) in first full year
(1)
~3%
dilution
to
tangible
book
value
($0.18
per
share)
with
earnback
of
just
under
5
years
using
the
crossover
method
Additionally,
less
than
a
5
month
earnback
on
a
pro
forma
earnings
basis
Greater than 20% internal rate of return
Well-Capitalized
Requirements
(4)

Transaction Pricing
FNB
/
METR
Transaction
(1)
Mid-Atlantic Comparable
Transactions
(2)
Source:
SNL
Financial,
public
filings.
(1)
Based
on
FNB’s
closing
stock
price
as
of
August
3,
2015.
Data
as
of
6/30/2015.
(2)
Median
for
Mid-Atlantic
deals
since
2013
with
target
assets between $750mm and $20bn and NPAs < 3%, excluding mergers of equals. (3) Adjusted for announced fully phased in after-tax cost saves.
13
Price / TBV
1.72x
1.89x
Core Deposit Premium
8.7%
9.6%
Price / LTM EPS
22.7x
18.8x
Price / LTM EPS
Including Cost Savings
(3)
10.5x
12.0x

14 Appendix

Metro Bancorp, Inc. Financial Highlights

Source: SNL Financial.
(1) Core
deposits
exclude
Jumbo CDs. (2) Per SNL Financial definition. Excludes realized gain on securities and nonrecurring items.
($ in millions)
Year Ended December 31,
6 Months Ended
2009
2010
2011
2012
2013
2014
6/30/15
Balance Sheet
Assets
$2,148
$2,234
$2,421
$2,635
$2,781
$2,998
$3,001
Securities
528
688
828
961
891
868
783
Loans
1,456
1,398
1,446
1,544
1,757
2,004
2,076
Deposits
1,815
1,832
2,072
2,231
2,240
2,381
2,369
Core Deposits
(1)
1,702
1,699
1,966
2,127
2,134
2,238
2,215
Tangible Common Equity
199
204
219
234
229
265
266
Loans / Deposits
80%
75%
69%
69%
78%
84%
87%
Profitability
Net Income
($1.9)
($4.3)
$0.3
$10.9
$17.3
$21.1
$9.9
Avg. Diluted Shares (mm)
8.2
13.6
13.9
14.1
14.3
14.4
14.4
EPS
($0.24)
($0.33)
$0.02
$0.77
$1.20
$1.46
$0.68
Core EPS
(2)
0.10
(0.41)
0.21
0.82
1.17
1.46
0.80
ROAA
(0.09%)
(0.20%)
0.01%
0.44%
0.64%
0.73%
0.66%
ROAE
(1.3)
(2.1)
0.1
4.8
7.4
8.5
7.4
Net Interest Margin
3.96
4.04
3.86
3.87
3.63
3.61
3.68
Efficiency Ratio
85
87
77
74
73
69
72
Noninterest Inc / Avg. Assets
1.20
1.26
1.29
1.20
1.09
1.03
1.07
TBV / Share
$14.80
$14.86
$15.51
$16.59
$16.19
$18.60
$18.99
Asset Quality
NPAs / Assets
2.1%
2.6%
2.2%
2.1%
2.0%
1.8%
1.7%
Reserves / Loans
1.0
1.6
1.5
1.7
1.3
1.3
1.3
Reserves / NPLs
38
41
46
49
44
55
56
NCOs / Avg Loans
1.00
0.97
1.42
0.43
0.55
0.26
0.32
Capital
TCE / TA
9.3%
9.1%
9.0%
8.9%
8.2%
8.8%
8.9%
Leverage Ratio
11.3
10.7
10.0
9.6
9.4
9.0
9.2
Tier 1 Ratio
13.9
14.6
14.1
14.0
13.4
12.3
11.9
Total Capital Ratio
14.7
15.8
15.4
15.2
14.6
13.4
13.0